UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place,4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	April 30,

Date of reporting period:	April 30, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / APRIL 30, 2008

Western Asset High Income Fund II Inc. (HIX)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Statement of cash flow	30

Financial highlights	31

Notes to financial statements	32

Report of independent registered public accounting firm	44

Board approval of management and subadvisory agreements	45

Additional information	50

Annual chief executive officer and chief financial officer certifications	56

Dividend reinvestment plan	57

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended April 30, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8% and third quarter GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S. could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008—the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed lowered rates on six more occasions through the end of the reporting period, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also

Western Asset High Income Fund II Inc.	I

Letter from the chairman continued

increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended April 30, 2008, two-year Treasury yields fell from 4.60% to 2.29%. Over the same time frame, 10-year Treasury yields fell from 4.63% to 3.77%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.87%.

Increased investor risk aversion during the fiscal year caused the high-yield bond market to produce weak results over the 12-month period ended April 30, 2008. During that period, the Citigroup High Yield Market Indexvi returned -0.67%. While high-yield bond prices rallied several times during the reporting period, several flights to quality dragged down the sector, although overall default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 4.60% over the 12 months ended April 30, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Western Asset High Income Fund II Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset High Income Fund II Inc.	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield securities. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary objective of seeking to maximize current income. We employ an actively managed approach that is risk controlled and assimilates top-down macro-economic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.60% and 4.63%, respectively. Treasury yields then moved sharply higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

Western Asset High Income Fund II Inc. 2008 Annual Report	1

Fund overview continued

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateii and the federal funds rateiii in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. At the end of the reporting period, two- and 10-year Treasury yields had fallen to 2.29% and 3.77%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% during the reporting period, by the end of April 2008, it was generally assumed that the U.S. could be headed for a mild recession.

Given increased investor risk aversion, higher-quality securities outperformed their lower-rated counterparts over the fiscal year. During the 12-month period ended April 30, 2008, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, gained 6.87%. In contrast, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexv returned -0.80%.

Q. How did we respond to these changing market conditions?

A. We believe that the ability to integrate fundamental credit research with rigorous relative value analysis can drive performance in high-yield portfolios. This is the basis of each investment and does not change regardless of market conditions. We remained committed to a value approach. While the high-yield market suffered from significant technical dislocations which negatively impacted valuations, in our view, this has created significant opportunities for long-term investors.

2	Western Asset High Income Fund II Inc. 2008 Annual Report

Performance review

For the 12 months ended April 30, 2008, Western Asset High Income Fund II Inc. returned -5.19% based on its net asset value (“NAV”)vi and -6.15% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii, returned -0.80% and 4.60%, respectively, over the same time frame. Its former unmanaged benchmark, the Citigroup High Yield Market Indexviii, returned -0.67% for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageix returned -14.91% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.98 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of April 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$ 10.76 (NAV)	-5.19%
$ 9.90 (Market Price)	-6.15%

All figures represent past performance and are not a guarantee of future results.
*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Issue selection had no significant impact on the Fund’s relative performance during the 12 months ended April 30, 2008. Over this period, the positive impact of eight of the Fund’s 10 largest positions outperforming the benchmark was offset by eight of the Fund’s 10 largest underweights also outperforming the benchmark.

In terms of sector and sub-sector allocations, the Fund was rewarded for its underweights to poor-performing areas such as Media – Cable, which returned -4.81% and Consumer Cyclicals1, which returned -4.55%, as well as its overweight to Utilities2, which returned 6.00%. However, these positives were negated by the Fund’s underweight to Consumer Non-Cyclicals3, which returned 5.26%, and an overweight to Financials, which returned -11.46%.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Services and Textile.
[2]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.
[3]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

Western Asset High Income Fund II Inc. 2008 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?

A. Although emerging markets exposure aided performance relative to the Fund’s high-yield peer group, relative to the EMBI Global, an underweight to emerging market debt was a major detractor from performance. The Fund’s underweight to emerging market debt relative to the EMBI Global was more a reflection of our view that high-yield valuations in general were extremely attractive as opposed to a negative view on emerging markets debt valuations.

The Fund’s credit quality positioning also had a negative impact on its performance relative to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. This was largely due to an overweight to issues rated CCC, which returned -5.99% for the 12 months ended April 30, 2008, and an underweight to BB- rated issues, which returned 0.34% for the same period.x The positioning reflected our view that the lower credit valuations were even more attractive than the valuations of BB- and higher-rated issues.

The Fund added leverage during the reporting period to purchase additional high-yield securities at what appeared to be attractive yields. Unfortunately, the additional leverage hurt the Fund’s performance during the reporting period. However, maintaining a lower level of leverage than allowed helped performance versus the Fund’s peer group.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Team

May 20, 2008

4	Western Asset High Income Fund II Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2008 were: Corporate Bonds & Notes (121.7%), Sovereign Bonds (6.8%), Collateralized Senior Loans (3.6%), Convertible Preferred Stocks (1.0%) and Convertible Bonds & Notes (0.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category.

[x]	Source: Based on the returns within the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

Western Asset High Income Fund II Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

Corporate bonds & notes
88.2%
Sovereign bonds
4.9%
Collateralized senior loans
2.6%
Convertible preferred stocks
0.7%
Convertible bonds & notes
0.6%
Preferred stocks
0.6%
Collateralized mortgage obligations
0.2%
Warrants
0.1%
Short term investments
2.1%
0%
25%
50%
75%
100%

6	Western Asset High Income Fund II Inc. 2008 Annual Report

Schedule of investments

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 88.2%
	Aerospace & Defense — 1.7%
	DRS Technologies Inc., Senior Subordinated Notes:
1,535,000	6.625% due 2/1/16	$ 1,527,325
3,320,000	7.625% due 2/1/18	3,403,000
	Hawker Beechcraft Acquisition Co.:
6,455,000	8.875% due 4/1/15(a)(b)	6,793,887
2,550,000	9.750% due 4/1/17	2,703,000
106,119	Kac Acquisition Co., Subordinated Notes, 1.000% due 4/26/26(c)(d)(g)	0
	L-3 Communications Corp., Senior Subordinated Notes:
2,935,000	7.625% due 6/15/12	3,023,050
2,600,000	6.125% due 1/15/14	2,580,500
	Total Aerospace & Defense	20,030,762
	Airlines — 1.9%
	Continental Airlines Inc., Pass-Through Certificates:
95,329	6.541% due 9/15/08	95,329
1,147,795	8.312% due 10/2/12	1,073,188
1,765,000	7.339% due 4/19/14(d)	1,553,200
7,870,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)(e)	8,037,237
	Delta Air Lines Inc.:
1,644,136	8.954% due 8/10/14	1,463,281
	Pass-Through Certificates:
1,773,817	6.619% due 3/18/11	1,739,856
6,135,000	7.111% due 9/18/11	6,005,803
2,135,000	7.711% due 9/18/11	1,964,200
	Total Airlines	21,932,094
	Auto Components — 1.6%
	Allison Transmission Inc.:
2,120,000	11.000% due 11/1/15(e)	2,093,500
4,190,000	Senior Notes, 11.250% due 11/1/15(b)(e)	4,011,925
3,620,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	2,081,500
12,180,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10(a)	10,779,300
	Total Auto Components	18,966,225
	Automobiles — 2.0%
	Ford Motor Co., Debentures:
1,880,000	8.875% due 1/15/22	1,532,200
3,425,000	8.900% due 1/15/32	2,594,437

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	7

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Automobiles — 2.0% continued
	General Motors Corp.:
4,590,000	Notes, 7.200% due 1/15/11	$ 4,073,625
	Senior Debentures:
2,375,000	8.250% due 7/15/23	1,787,188
16,625,000	8.375% due 7/15/33(a)	12,738,906
	Total Automobiles	22,726,356
	Building Products — 1.8%
	Associated Materials Inc.:
9,640,000	Senior Discount Notes, step bond to yield 14.485% due 3/1/14(a)	6,940,800
3,005,000	Senior Subordinated Notes, 9.750% due 4/15/12	3,005,000
	GTL Trade Finance Inc.:
2,360,000	7.250% due 10/20/17(e)**	2,432,719
2,302,000	7.250% due 10/20/17(e)**	2,375,565
2,345,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,729,437
8,825,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.589% due 3/1/14	3,838,875
	Total Building Products	20,322,396
	Chemicals — 1.3%
	Georgia Gulf Corp., Senior Notes:
1,310,000	9.500% due 10/15/14	1,113,500
6,440,000	10.750% due 10/15/16	4,701,200
2,390,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	2,533,400
3,075,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	3,313,312
4,475,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(e)	2,998,250
1,015,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	898,275
	Total Chemicals	15,557,937
	Commercial Banks — 1.8%
5,260,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(e)**	5,338,900
4,490,000	HSBK Europe BV, 7.250% due 5/3/17(e)**	3,951,200
	ICICI Bank Ltd., Subordinated Bonds:
1,174,000	6.375% due 4/30/22(e)(f)**	1,048,791
1,170,000	6.375% due 4/30/22(e)(f)**	1,045,245
76,695,000RUB	JPMorgan Chase Bank, Credit Linked Notes (Russian Agricultural Bank), 9.500%, due 2/11/11(d)	3,149,648
	Russian Agricultural Bank, Loan Participation Notes:
1,654,000	7.175% due 5/16/13(e)**	1,697,418
1,055,000	6.299% due 5/15/17(e)**	985,106

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Commercial Banks — 1.8% continued
	TuranAlem Finance BV, Bonds:
2,785,000	8.250% due 1/22/37(e)**	$ 2,276,737
1,059,000	8.250% due 1/22/37(e)**	864,409
	Total Commercial Banks	20,357,454
	Commercial Services & Supplies — 2.6%
6,675,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	5,773,875
3,690,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	3,736,125
1,285,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15(e)	1,117,950
7,693,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13(a)	7,933,406
	Interface Inc.:
2,875,000	Senior Notes, 10.375% due 2/1/10	3,025,938
1,500,000	Senior Subordinated Notes, 9.500% due 2/1/14	1,552,500
5,305,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	4,774,500
2,380,000	US Investigations Services Inc., 11.750% due 5/1/16(e)	1,939,700
	Total Commercial Services & Supplies	29,853,994
	Communications Equipment — 0.4%
6,100,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	4,605,500
	Construction & Engineering — 0.3%
3,740,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(e)**	3,786,750
	Consumer Finance — 3.9%
4,090,000	AmeriCredit Corp., 8.500% due 7/1/15	3,190,200
	Ford Motor Credit Co.:
	Notes:
3,075,000	7.875% due 6/15/10	2,928,273
3,320,000	7.000% due 10/1/13	2,867,527
	Senior Notes:
4,248,000	8.050% due 6/15/11(f)	3,896,236
1,950,000	9.875% due 8/10/11	1,888,136
1,210,000	5.460% due 1/13/12(f)	1,018,316
13,970,000	12.000% due 5/15/15	14,367,572
190,000	8.000% due 12/15/16	166,534
	General Motors Acceptance Corp.:
14,270,000	Bonds, 8.000% due 11/1/31(a)	10,820,299
4,370,000	Notes, 6.875% due 8/28/12	3,469,933
	Total Consumer Finance	44,613,026

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	9

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Containers & Packaging — 1.0%
2,000,000	Berry Plastics Holding Corp., 8.875% due 9/15/14	$ 1,880,000
1,295,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	1,223,775
4,725,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	4,725,000
1,490,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(e)	1,404,325
1,975,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10(c)(d)(g)	0
1,700,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(e)	1,793,500
660,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	607,200
	Total Containers & Packaging	11,633,800
	Diversified Consumer Services — 0.5%
4,970,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	4,199,650
	Service Corp. International, Senior Notes:
1,200,000	7.625% due 10/1/18	1,261,500
1,010,000	7.500% due 4/1/27	888,800
	Total Diversified Consumer Services	6,349,950
	Diversified Financial Services — 3.7%
4,060,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(e)	2,963,800
2,110,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(e)	1,825,150
4,190,000	Citigroup Inc., Junior Subordinated Notes, 8.400% due 10/30/49(f)	4,245,853
135,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(e)	140,359
5,800,000	Elyria Foundry Co./EH Acquisition Inc., 13.000% due 3/1/13(e)	5,684,000
4,400,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 7.565% due 11/15/14(f)	4,147,000
3,460,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	3,546,500
	LVB Acquisition Merger:
1,745,000	Senior Subordinated Bonds, 11.625% due 10/15/17(e)	1,862,788
1,040,000	Subordinated Inc., 10.375% due 10/15/17(b)(e)	1,107,600
	Residential Capital LLC:
3,957,000	6.546% due 4/17/09(e)(f)	1,805,381
1,520,000	8.875% due 6/30/15(f)	767,600
4,290,000	Notes, 8.375% due 6/30/10(f)	2,348,775
5,125,000	Senior Notes, 8.000% due 2/22/11(f)	2,665,000
700,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	638,750
	TNK-BP Finance SA:
1,360,000	7.500% due 7/18/16(e)**	1,320,900
1,070,000	Senior Notes, 7.875% due 3/13/18(e)	1,064,650

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 3.7% continued
	Vanguard Health Holdings Co.:
4,000,000	I LLC, Senior Discount Notes, step bond to yield 10.653% due 10/1/15	$ 3,380,000
3,135,000	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	3,205,537
	Total Diversified Financial Services	42,719,643
	Diversified Telecommunication Services — 5.4%
	Axtel SAB de CV:
370,000	7.625% due 2/1/17(e)**	376,475
4,740,000	Senior Notes, 7.625% due 2/1/17(e)**	4,811,100
1,260,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	1,071,000
	Citizens Communications Co.:
315,000	7.050% due 10/1/46	226,800
4,220,000	Senior Notes, 7.875% due 1/15/27	3,766,350
	Hawaiian Telcom Communications Inc.:
855,000	Senior Notes, 9.750% due 5/1/13	380,475
5,211,000	Senior Subordinated Notes, 12.500% due 5/1/15	1,354,860
3,600,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	3,667,500
1,355,000	Intelsat Corp., Senior Notes, 9.000% due 8/15/14	1,373,631
150,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	149,063
	Level 3 Financing Inc.:
3,000,000	6.704% due 2/15/15(f)	2,415,000
4,915,000	Senior Notes, 9.250% due 11/1/14	4,497,225
4,525,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(e)	4,649,438
	Qwest Communications International Inc., Senior Notes:
1,250,000	6.565% due 2/15/09(f)	1,256,250
8,095,000	7.500% due 2/15/14(a)	7,993,812
2,378,000	Qwest Corp., Debentures, 6.875% due 9/15/33	2,033,190
4,770,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)(e)	3,601,350
700,000	Vimpel Communications, 8.375% due 4/30/13(e)	700,545
9,400,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16(a)	9,118,000
1,010,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(e)	1,093,325
7,110,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16(a)	7,483,275
	Total Diversified Telecommunication Services	62,018,664
	Electric Utilities — 1.8%
2,880,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(e)**	3,067,200
202,000	Enersis SA, Notes, 7.375% due 1/15/14	217,664
1,665,000	IPALCO Enterprises Inc., Secured Notes, 8.625% due 11/14/11	1,802,363

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	11

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Electric Utilities — 1.8% continued
221,222	Midwest Generation LLC, Pass-Through Certificates, 8.560% due 1/2/16	$ 238,920
3,999,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	4,428,892
7,620,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16 (b)(e)	7,839,075
4,165,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(e)	2,769,725
	Total Electric Utilities	20,363,839
	Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
2,795,000	Senior Notes, 9.500% due 10/15/15	2,711,150
	Senior Secured Notes:
1,120,000	5.463% due 10/15/13(f)	1,034,600
155,000	7.875% due 10/15/14	153,838
	Total Electronic Equipment & Instruments	3,899,588
	Energy Equipment & Services — 0.7%
3,270,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	3,294,525
1,145,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	1,190,800
1,600,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(e)	1,664,000
1,210,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	1,268,988
400,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	446,436
	Total Energy Equipment & Service	7,864,749
	Food & Staples Retailing — 0.2%
1,751,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	2,172,583
	Food Products — 0.4%
	Dole Food Co. Inc.:
1,600,000	Debentures, 8.750% due 7/15/13	1,368,000
	Senior Notes:
780,000	8.625% due 5/1/09	758,550
2,065,000	7.250% due 6/15/10	1,858,500
1,050,000	8.875% due 3/15/11	945,000
	Total Food Products	4,930,050
	Gas Utilities — 0.6%
7,425,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13(a)	7,350,750
	Health Care Equipment & Supplies — 0.2%
2,670,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	2,429,700
	Health Care Providers & Services — 5.1%
1,680,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	1,755,600

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 5.1% continued
	DaVita Inc.:
2,190,000	Senior Notes, 6.625% due 3/15/13	$ 2,190,000
3,045,000	Senior Subordinated Notes, 7.250% due 3/15/15	3,067,837
	HCA Inc.:
950,000	Debentures, 7.500% due 11/15/95	740,738
1,500,000	Notes, 6.375% due 1/15/15	1,342,500
6,115,000	Senior Notes, 6.500% due 2/15/16	5,503,500
	Senior Secured Notes:
3,580,000	9.250% due 11/15/16	3,857,450
9,560,000	9.625% due 11/15/16(a)(b)	10,288,950
4,800,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	4,944,000
	Tenet Healthcare Corp., Senior Notes:
3,555,000	6.375% due 12/1/11	3,359,475
2,240,000	6.500% due 6/1/12	2,088,800
6,000,000	7.375% due 2/1/13	5,595,000
985,000	9.875% due 7/1/14	1,012,088
1,470,000	6.875% due 11/15/31	1,098,825
	Universal Hospital Services Inc.:
910,000	8.288% due 6/1/15(f)	864,500
4,505,000	8.500% due 6/1/15(b)	4,617,625
7,869,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12(b)(f)	6,373,890
	Total Health Care Providers & Service	58,700,778
	Hotels, Restaurants & Leisure — 3.6%
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	837,500
3,820,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(g)	114,600
2,725,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	2,520,625
484,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(e)	428,340
4,515,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	4,328,756
1,740,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(e)	1,331,100
2,360,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	2,301,000
915,000	Firekeepers Development Authority, Senior Secured Notes, 13.875% due 5/15/15(e)	933,300
975,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15(e)	704,438
2,350,000	Harrah’s Operating Co., Inc., 10.750% due 2/1/16(e)	2,032,750
3,455,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12(e)	3,126,775

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	13

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.6% continued
4,555,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	$ 3,962,850
	MGM MIRAGE Inc.:
955,000	Notes, 6.750% due 9/1/12	892,925
	Senior Notes:
355,000	8.500% due 9/15/10	365,650
450,000	5.875% due 2/27/14	389,250
620,000	7.500% due 6/1/16	564,200
3,760,000	7.625% due 1/15/17	3,449,800
455,000	Senior Subordinated Notes, 8.375% due 2/1/11	455,000
380,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	323,950
3,664,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(e)	3,929,640
2,485,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	2,248,925
1,670,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.936% due 2/1/14(e)(f)	1,319,300
	Station Casinos Inc.:
	Senior Notes:
40,000	6.000% due 4/1/12	33,950
4,150,000	7.750% due 8/15/16	3,475,625
1,635,000	Senior Subordinated Notes, 6.625% due 3/15/18	989,175
	Total Hotels, Restaurants & Leisure	41,059,424
	Household Durables — 1.2%
310,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	314,650
4,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06(c)(d)(g)	0
3,355,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	3,103,375
	K Hovnanian Enterprises Inc.:
810,000	6.500% due 1/15/14	579,150
1,795,000	Senior Notes, 7.500% due 5/15/16	1,283,425
3,730,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	3,832,575
5,765,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.952% due 9/1/12	5,332,625
	Total Household Durables	14,445,800
	Household Products — 0.3%
1,265,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	1,119,525
1,890,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,871,100
	Total Household Products	2,990,625

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 7.9%
2,019,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	$ 1,886,406
	AES Corp., Senior Notes:
1,177,000	9.500% due 6/1/09	1,225,551
1,900,000	9.375% due 9/15/10	2,030,625
6,365,000	8.000% due 10/15/17(a)	6,667,337
	Dynegy Holdings Inc.:
3,605,000	Senior Debentures, 7.625% due 10/15/26	3,325,613
3,770,000	Senior Notes, 7.750% due 6/1/19	3,770,000
4,000,000	Dynegy Inc., 7.670% due 11/8/16	4,006,504
	Edison Mission Energy, Senior Notes:
2,600,000	7.750% due 6/15/16	2,736,500
2,500,000	7.200% due 5/15/19	2,531,250
4,275,000	7.625% due 5/15/27	4,184,156
34,380,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)(e)	36,184,950
	Mirant Mid Atlantic LLC, Pass-Through Certificates:
1,923,235	9.125% due 6/30/17	2,129,983
584,577	10.060% due 12/30/28	672,263
4,065,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	4,237,763
	NRG Energy Inc., Senior Notes:
890,000	7.250% due 2/1/14	916,700
11,570,000	7.375% due 2/1/16(a)	11,946,025
1,800,000	7.375% due 1/15/17	1,858,500
890,000	TXU Corp., Senior Notes, 6.500% due 11/15/24	681,154
	Total Independent Power Producers & Energy Traders	90,991,280
	Industrial Conglomerates — 0.1%
680,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	724,200
2,750,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08(c)(d)(g)	0
	Total Industrial Conglomerates	724,200
	IT Services — 1.6%
3,045,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)(e)	2,862,300
	First Data Corp.:
2,600,000	5.625% due 11/1/11	1,991,584
5,040,000	9.875% due 9/24/15(e)	4,592,700
	SunGard Data Systems Inc.:
2,900,000	Senior Notes, 9.125% due 8/15/13	3,045,000
5,390,000	Senior Subordinated Notes, 10.250% due 8/15/15(a)	5,753,825
	Total IT Services	18,245,409

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	15

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Machinery — 0.2%
1,260,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	$ 1,140,300
1,610,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	1,650,250
	Total Machinery	2,790,550
	Media — 6.1%
	Affinion Group Inc.:
4,465,000	Senior Notes, 10.125% due 10/15/13	4,531,975
4,030,000	Senior Subordinated Notes, 11.500% due 10/15/15	3,974,587
1,340,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	757,100
16,741,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(a)	13,099,832
	CCH II LLC/CCH II Capital Corp., Senior Notes:
2,330,000	10.250% due 9/15/10	2,254,275
293,000	10.250% due 10/1/13	268,095
1,500,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	913,125
1,325,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	829,781
6,180,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(e)	6,566,250
2,950,000	CMP Susquehanna Corp., 9.875% due 5/15/14	2,124,000
	CSC Holdings Inc.:
4,210,000	Senior Debentures, 8.125% due 8/15/09	4,304,725
	Senior Notes:
280,000	8.125% due 7/15/09	286,300
885,000	7.625% due 4/1/11	896,063
3,350,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	2,537,625
2,344,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	2,215,080
4,010,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	4,140,325
443,000	EchoStar DBS Corp., Senior Notes, 7.000% due 10/1/13	444,108
2,419,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(e)**	2,455,285
9,455,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	6,193,025
	R.H. Donnelley Corp.:
3,200,000	Senior Discount Notes, 6.875% due 1/15/13	2,064,000
1,560,000	Senior Notes, 8.875% due 1/15/16	1,021,800
2,345,000	Sun Media Corp., 7.625% due 2/15/13	2,286,375

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 6.1% continued
	TL Acquisitions Inc.:
4,350,000	Senior Notes, 10.500% due 1/15/15(e)	$ 3,958,500
3,380,000	Senior Subordinated Notes, step bond to yield 13.358% due 7/15/15(e)	2,585,700
	Total Media	70,707,931
	Metals & Mining — 4.1%
	Evraz Group SA, Notes:
1,390,000	8.875% due 4/24/13(e)	1,414,325
680,000	9.500% due 4/24/18(e)	685,100
10,100,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17(a)	11,185,750
2,545,000	Metals USA Holdings Corp., 8.698% due 7/1/12(b)(f)	2,099,625
6,105,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	6,318,675
3,875,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14(b)(e)	3,119,375
5,140,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	4,728,800
7,465,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)(e)	7,427,675
1,720,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12(e)	1,758,700
3,485,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	3,345,600
	Vale Overseas Ltd., Notes:
1,284,000	8.250% due 1/17/34**	1,506,774
3,478,000	6.875% due 11/21/36**	3,528,779
	Total Metals & Mining	47,119,178
	Multiline Retail — 1.3%
5,900,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(a)(b)	5,457,500
	Neiman Marcus Group Inc.:
1,040,000	7.125% due 6/1/28	936,000
7,710,000	Senior Subordinated Notes, 10.375% due 10/15/15(a)	8,134,050
	Total Multiline Retail	14,527,550
	Oil, Gas & Consumable Fuels — 11.1%
6,995,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12(a)	7,204,850
	Chesapeake Energy Corp., Senior Notes:
4,430,000	6.625% due 1/15/16	4,452,150
2,755,000	6.500% due 8/15/17	2,727,450
1,005,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,042,688
2,090,580	Corral Finans AB, 7.716% due 4/15/10(b)(e)	1,797,899

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	17

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 11.1% continued
	El Paso Corp.:
	Medium-Term Notes:
5,025,000	7.800% due 8/1/31	$ 5,310,395
6,385,000	7.750% due 1/15/32(a)	6,751,608
5,200,000	Notes, 7.875% due 6/15/12	5,568,306
	Enterprise Products Operating LP:
4,740,000	7.034% due 1/15/68(f)	4,148,623
2,250,000	Junior Subordinated Notes, 8.375% due 8/1/66(f)	2,242,795
5,670,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	5,670,000
850,000	Forbes Energy Services, 11.000% due 2/15/15(e)	854,250
	Gazprom:
	Bonds:
104,590,000RUB	0.287% due 10/29/09	4,416,313
34,860,000RUB	0.296% due 10/27/11	1,471,964
	Loan Participation Notes:
153,000	6.212% due 11/22/16(e)	144,968
1,770,000	Senior Notes, 6.510% due 3/7/22(e)**	1,623,975
50,960,000RUB	Gazprom OAO, 0.294% due 8/6/09	2,160,931
1,100,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16(e)	1,133,000
3,705,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	3,760,575
1,720,000	LUKOIL International Finance BV, 6.356% due 6/7/17(e)**	1,601,750
	Mariner Energy Inc., Senior Notes:
1,465,000	7.500% due 4/15/13	1,454,013
1,110,000	8.000% due 5/15/17	1,096,125
2,260,000	Mark West Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18(e)	2,356,050
	OPTI Canada Inc., Senior Secured Notes:
575,000	7.875% due 12/15/14	587,938
2,210,000	8.250% due 12/15/14	2,292,875
1,210,000	Parallel Petroleum Corp., 10.250% due 8/1/14	1,216,050
	Pemex Project Funding Master Trust:
64,000	6.125% due 8/15/08	64,576
245,000	4.100% due 6/15/10(e)(f)	244,878
142,000	4.100% due 6/15/10(e)(f)	142,284
836,000	6.625% due 6/15/35(e)	875,096
230,000	6.625% due 6/15/35(e)	240,756
7,791,000	Senior Bonds, 6.625% due 6/15/35(a)**	8,155,354
908,000	Senior Notes, 3.676% due 12/3/12(e)(f)	871,907
2,275,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	2,417,187

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 11.1% continued
	Petroplus Finance Ltd.:
1,500,000	6.750% due 5/1/14(e)	$ 1,417,500
2,250,000	Senior Note, 7.000% due 5/1/17(e)	2,103,750
	Petrozuata Finance Inc.:
4,234,014	8.220% due 4/1/17(e)**	4,326,590
265,369	8.220% due 4/1/17(e)	274,656
5,665,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(e)	5,395,912
2,560,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(e)	2,726,397
3,370,000	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	3,597,475
230,000	TNK-BP Finance SA, 6.625% due 3/20/17(e)	209,588
2,275,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(e)	2,240,875
	Whiting Petroleum Corp., Senior Subordinated Notes:
2,550,000	7.250% due 5/1/12	2,569,125
1,975,000	7.000% due 2/1/14	1,989,812
	Williams Cos. Inc.:
	Notes:
3,650,000	7.875% due 9/1/21	4,005,875
5,425,000	8.750% due 3/15/32	6,442,187
3,700,000	Senior Notes, 7.625% due 7/15/19	4,014,500
	Total Oil, Gas & Consumable Fuels	127,413,821
	Paper & Forest Products — 2.8%
	Abitibi-Consolidated Co. of Canada:
7,295,000	15.500% due 7/15/10(e)	5,070,025
	Senior Notes:
410,000	7.750% due 6/15/11	186,550
650,000	8.375% due 4/1/15	273,000
5,000,000	Senior Secured Notes, 13.750% due 4/1/11(e)	5,275,000
285,000	Abitibi-Consolidated Inc., Notes, 8.550% due 8/1/10	152,475
	Appleton Papers Inc.:
3,895,000	Senior Notes, 8.125% due 6/15/11	3,817,100
4,685,000	Senior Subordinated Notes, 9.750% due 6/15/14	4,532,737
	NewPage Corp.:
8,140,000	Senior Secured Notes, 9.489% due 5/1/12(a)(f)	8,526,650
830,000	Senior Subordinated Notes, 12.000% due 5/1/13	883,950
2,630,000	Newpage Holding Corp., 11.818% due 11/1/13(b)(f)	2,524,800
1,535,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	1,381,500
	Total Paper & Forest Products	32,623,787
	Pharmaceuticals — 0.0%
10,855,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(g)	40,706

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	19

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 0.6%
130,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	$ 121,550
2,500,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	2,503,125
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
1,245,000	6.500% due 6/1/16	1,210,763
3,105,000	6.750% due 4/1/17	3,066,187
	Total Real Estate Investment Trusts (REITs)	6,901,625
	Real Estate Management & Development — 0.6%
2,180,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	1,209,900
	Realogy Corp.:
710,000	10.500% due 4/15/14	525,400
4,300,000	11.000% due 4/15/14(b)	2,838,000
4,355,000	Senior Subordinated Notes, 12.375% due 4/15/15	2,395,250
	Total Real Estate Management & Development	6,968,550
	Road & Rail — 1.7%
7,020,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12(a)**	7,353,450
10,235,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16(a)	10,350,144
	Kansas City Southern de Mexico, Senior Notes:
910,000	7.625% due 12/1/13	874,737
125,000	7.375% due 3/1/14(e)	118,906
820,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	844,600
	Total Road & Rail	19,541,837
	Semiconductors & Semiconductor Equipment — 0.1%
1,210,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	1,070,850
	Software — 0.2%
2,960,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	2,501,200
	Specialty Retail — 0.9%
	AutoNation Inc., Senior Notes:
850,000	4.713% due 4/15/13(f)	738,438
830,000	7.000% due 4/15/14	782,275
3,040,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	2,485,200
1,995,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	2,062,331
	Michaels Stores Inc.:
2,410,000	Senior Notes, 10.000% due 11/1/14	2,349,750
1,830,000	Senior Subordinated Bonds, 11.375% due 11/1/16	1,651,575
	Total Specialty Retail	10,069,569

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Textiles, Apparel & Luxury Goods — 0.1%
1,020,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	$ 736,950
	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
875,000	8.500% due 5/15/12	835,625
3,780,000	11.000% due 5/15/12	3,912,300
	Total Tobacco	4,747,925
	Trading Companies & Distributors — 1.1%
2,955,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(e)	2,600,400
5,875,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	5,140,625
5,865,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(e)	4,516,050
	Total Trading Companies & Distributors	12,257,075
	Transportation Infrastructure — 0.3%
	Saint Acquisition Corp.:
2,945,000	Secured Notes, 12.500% due 5/15/17(e)	1,052,838
7,090,000	Senior Secured Notes, 10.815% due 5/15/15(e)(f)	2,375,150
	Total Transportation Infrastructure	3,427,988
	Wireless Telecommunication Services — 2.7%
2,900,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(b)(e)	2,305,500
1,825,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	1,875,188
4,860,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	4,799,250
4,180,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	3,346,257
	Rural Cellular Corp.:
1,575,000	Senior Notes, 9.875% due 2/1/10	1,638,000
2,590,000	Senior Subordinated Notes, 6.076% due 6/1/13(f)	2,628,850
13,510,000	True Move Co., Ltd., 10.750% due 12/16/13(e)**	12,091,450
2,220,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(e)**	2,181,039
	Total Wireless Telecommunication Services	30,865,534
	TOTAL CORPORATE BONDS & NOTES (Cost — $1,083,975,756)	1,015,955,952
ASSET-BACKED SECURITY — 0.0%
	Diversified Financial Services — 0.0%
1,975,400	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(g) (Cost — $1,990,851)	0
CONVERTIBLE BONDS & NOTES — 0.6%
	Airlines — 0.1%
565,265	Delta Air Lines Inc., Pass-Through Certificates, 7.379% due 5/18/10	562,439

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	21

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Marine — 0.2%
3,590,000		Horizon Lines Inc., 4.250% due 8/15/12	$ 2,692,500
		Media — 0.3%
3,350,000		Virgin Media Inc., 6.500% due 11/15/16(e)	3,379,312
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $6,734,940)	6,634,251
COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
2,996,594		Countrywide Home Loan Mortgage Pass Through Trust, 5.215% due 4/20/35(f) (Cost — $1,800,152)	1,947,786
SOVEREIGN BONDS — 4.9%
		Argentina — 0.5%
		Republic of Argentina:
1,400,000	EUR	9.250% due 10/21/02(g)	632,000
300,000	EUR	9.000% due 6/20/03(g)	140,098
250,000	EUR	10.250% due 1/26/07(g)	122,586
275,000	EUR	8.000% due 2/26/08(g)	130,564
3,875,894	ARS	Bonds, 2.000% due 1/3/10(f)	2,709,204
665,000		Bonds, 7.000% due 9/12/13**	520,159
97,000	EUR	GDP Linked Securities, 1.262% due 12/15/35(f)	13,967
		Medium-Term Notes:
1,175,000	EUR	7.000% due 3/18/04(g)	553,292
600,000	EUR	8.125% due 10/4/04(g)	274,360
525,000	EUR	9.000% due 5/24/05(e)(g)	246,807
		Total Argentina	5,343,037
		Brazil — 1.2%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	9.762% due 1/1/10	557
18,729,000	BRL	9.762% due 7/1/10(a)	10,286,340
4,315,000	BRL	9.762% due 1/1/12	2,269,275
2,177,000	BRL	6.000% due 5/15/17	2,002,136
		Total Brazil	14,558,308
		Colombia — 0.2%
2,055,000		Republic of Colombia, 7.375% due 9/18/37**	2,286,188
		Ecuador — 0.2%
2,100,000		Republic of Ecuador, 10.000% due 8/15/30(e)**	2,128,875
		Indonesia — 0.3%
		Republic of Indonesia:
11,011,000,000	IDR	10.250% due 7/15/22	967,945
8,077,000,000	IDR	11.000% due 9/15/25	734,982
6,948,000,000	IDR	10.250% due 7/15/27	589,127
8,327,000,000	IDR	9.750% due 5/15/37	655,060
		Total Indonesia	2,947,114

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Mexico — 0.2%
1,880,000		United Mexican States, Medium-Term Notes, 6.050% due 1/11/40**	$ 1,880,000
		Panama — 0.5%
		Republic of Panama:
1,285,000		9.625% due 2/8/11**	1,458,475
350,000		7.250% due 3/15/15**	388,500
4,130,000		6.700% due 1/26/36**	4,310,687
		Total Panama	6,157,662
		Peru — 0.0%
		Republic of Peru:
259,000		Bonds, 6.550% due 3/14/37	273,245
198,000		Global Bonds, 7.350% due 7/21/25	231,858
		Total Peru	505,103
		Turkey — 1.0%
		Republic of Turkey:
2,023,000	TRY	14.000% due 1/19/11	1,427,605
490,000		7.000% due 6/5/20**	493,503
1,175,000		11.875% due 1/15/30**	1,805,461
594,000		Bonds, 7.000% due 9/26/16**	609,964
7,954,000		Notes, 6.875% due 3/17/36(a)**	7,372,861
		Total Turkey	11,709,394
		Uruguay — 0.1%
1,026,307		Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36**	1,086,603
		Venezuela — 0.7%
		Bolivarian Republic of Venezuela:
273,000		8.500% due 10/8/14	256,961
8,258,000		5.750% due 2/26/16**	6,534,142
241,000		7.650% due 4/21/25	187,679
		Collective Action Securities:
1,164,000		9.375% due 1/13/34**	1,053,420
183,000		Notes, 10.750% due 9/19/13	189,863
		Total Venezuela	8,222,065
		TOTAL SOVEREIGN BONDS (Cost — $57,094,810)	56,824,349
COLLATERALIZED SENIOR LOANS — 2.6%
		Auto Components — 0.4%
4,975,000		Allison Transmission, Term Loan B, 5.480% due 8/7/14(f)	4,676,057

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	23

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Containers & Packaging — 0.4%
5,356,794	Berry Plastics Corp., Senior Term Loan, 9.728% due 6/15/14(f)	$ 4,030,988
1,000,000	Graphic Packaging, Term Loan B, 4.734% due 5/3/14	954,306
	Total Containers & Packaging	4,985,294
	Media — 0.4%
5,000,000	Univision Communications Inc., Term Loan B, 5.494% due 9/15/14(f)	4,223,440
	Oil, Gas & Consumable Fuels — 1.1%
	Ashmore Energy International:
279,613	Synthetic Revolving Credit Facility, 5.098% due 3/30/14(f)	247,458
2,062,001	Term Loan, 5.696% due 3/30/14(f)	1,824,871
7,500,000	SandRidge Energy, Term Loan, 8.625% due 4/1/15(f)	7,546,875
3,000,000	Stallion Oilfield Services, Term Loan, 7.611% due 7/31/12(f)	2,670,000
	Total Oil, Gas & Consumable Fuels	12,289,204
	Paper & Forest Products — 0.2%
2,500,000	Verso Paper Holdings Term Loan, 9.489% due 2/1/12(f)	2,335,417
	Trading Companies & Distributors — 0.1%
2,120,401	Penhall International Corp., Term Loan, 10.133% due 4/1/12(f)	1,675,117
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $33,027,329)	30,184,529
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
10,685,938	Home Interiors & Gifts Inc.(c)(d)*	11
52,472	Mattress Discounters Corp.(c)(d)*	0
	TOTAL COMMON STOCKS (Cost — $7,763,106)	11
CONVERTIBLE PREFERRED STOCKS — 0.7%
	FINANCIALS — 0.7%
4,500	Bank of America Corp., 7.250% due 12/31/49	4,941,000
69,700	Citigroup Inc., 6.500% due 12/31/49	3,634,855
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $7,996,392)	8,575,855
ESCROWED SHARES — 0.0%
2,025,000	Pillowtex Corp.(c)(d)(g)* (Cost — $0)	0
PREFERRED STOCKS — 0.6%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
66,800	Ford Motor Co., 7.400%	1,077,334
1,800	Ford Motor Co., 8.000%	31,122
	Total Automobiles	1,108,456

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2008 Annual Report

WESTERN ASSET HIGH INCOME FUND II INC.

SHARES		SECURITY	VALUE
		Media — 0.0%
8		ION Media Networks Inc., Series B, 12.000%*	$ 5,625
		Total Consumer Discretionary	1,114,081
FINANCIALS — 0.5%
		Capital Markets — 0.2%
1,970		Lehman Brothers Holdings Inc., 7.250%	2,411,280
		Diversified Financial Services — 0.1%
12,100		Preferred Plus, Trust Series FRD-1, 7.400%	188,760
8,200		Preferred Plus, Series FMC1 Trust, Senior Debentures, Series LMG-3, 8.250%	144,156
44,100		Saturns, Series F 2003-5, 8.125%	753,669
		TCR Holdings Corp.:
17,552		Class B Shares(c)(d)*	17
9,654		Class C Shares(c)(d)*	10
25,451		Class D Shares(c)(d)*	25
52,657		Class E Shares(c)(d)*	53
			1,086,690
		Thrifts & Mortgage Finance — 0.2%
78,575		Federal National Mortgage Association (FNMA), 8.250%	1,967,518
		TOTAL FINANCIALS	5,465,488
		TOTAL PREFERRED STOCKS (Cost — $6,321,880)	6,579,569
WARRANTS
WARRANTS — 0.1%
18,500		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	666,000
5,800		Elyria Foundry Co. LLC, Expires 3/1/15(c)(d)*	0
2,750		Leap Wireless International Inc., Expires 4/15/10(c)(d)*	0
13,614		Pillowtex Corp., Expires 11/24/09(c)(d)*	0
		TOTAL WARRANTS (Cost — $10,070)	666,000
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,206,715,286)	1,127,368,302
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 2.1%
		Sovereign Bonds — 1.7%
2,700,000	MYR	Bank Negara Malaysia Islamic Notes, Zero coupon bond to yield 3.335% due 7/24/08	848,264
		Bank Negara Malaysia Monetary Notes:
1,985,000	MYR	Zero coupon bond to yield 3.318% due 5/29/08	626,768

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	25

Schedule of investments continued

April 30, 2008

WESTERN ASSET HIGH INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Sovereign Bonds — 1.7% continued
4,444,000	MYR	Zero coupon bond to yield 3.334% due 6/17/08	$ 1,400,760
4,716,000	MYR	Zero coupon bond to yield 3.333% due 7/17/08	1,482,538
		Egypt Treasury Bills:
43,825,000	EGP	Zero coupon bond to yield 7.470% due 10/28/08	7,892,581
42,275,000	EGP	Zero coupon bond to yield 20.240% due 11/11/08	7,591,393
		TOTAL SOVEREIGN BONDS (Cost — $19,346,076)	19,842,304
		Repurchase Agreement — 0.4%
4,099,000		Morgan Stanley tri-party repurchase agreement dated 4/30/08, 1.950% due 5/1/08; Proceeds at maturity — $4,099,222; (Fully collateralized by U.S. government agency obligation, 5.00% due 12/14/18; Market value — $4,264,653) (Cost — $4,099,000)	4,099,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $23,445,076)	23,941,304
		TOTAL INVESTMENTS — 100.0% (Cost — $1,230,160,362#)	$ 1,151,309,606

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is segregated for extended settlements, open forwards and foreign currency contracts.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Illiquid security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.
(g)	Security is currently in default.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.
**	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
#	Aggregate cost for federal income tax purposes is $1,233,166,173.
Abbreviations used in this schedule:
	ARS	–	Argentine Peso
	BRL	–	Brazilian Real
	EGP	–	Egyptian Pound
	EUR	–	Euro
	GDP	–	Gross Domestic Product
	IDR	–	Indonesian Rupiah
	MYR	–	Malaysian Ringgit
	OJSC	–	Open Joint Stock Company
	RUB	–	Russian Ruble
	TRY	–	Turkish Lira

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2008 Annual Report

Statement of assets and liabilities

April 30, 2008

ASSETS:
Investments, at value (Cost — $1,230,160,362)	$1,151,309,606
Foreign currency, at value (Cost — $2,890,616)	2,933,796
Cash	29
Interest and dividends receivable	29,266,899
Receivable for securities sold	24,638,991
Prepaid expenses	60,840
Total Assets	1,208,210,161
LIABILITIES:
Loan payable (Note 4)	250,000,000
Payable for open reverse repurchase agreement (Note 3)	97,372,913
Payable for securities purchased	24,159,233
Interest payable (Note 4)	896,300
Investment management fee payable	762,849
Directors’ fees payable	24,484
Payable for open forward currency contracts	12,821
Accrued expenses	168,887
Total Liabilities	373,397,487
TOTAL NET ASSETS	$834,812,674
NET ASSETS:
Par value ($0.001 par value; 77,614,787 shares issued and outstanding; 100,000,000 shares authorized)	$77,615
Paid-in capital in excess of par value	1,041,434,075
Undistributed net investment income	13,745,015
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(141,971,575)
Net unrealized depreciation on investments and foreign currencies	(78,472,456)
TOTAL NET ASSETS	$834,812,674
Shares Outstanding	77,614,787
Net Asset Value	$10.76

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	27

Statement of operations

For the Year Ended April 30, 2008

INVESTMENT INCOME:
Interest	$106,861,428
Dividends	514,254
Less: Foreign taxes withheld	(30,058)
Total Investment Income	107,345,624
EXPENSES:
Interest expense (Notes 3 and 4)	15,248,292
Investment management fee (Note 2)	9,495,950
Commitment fees (Note 4)	344,125
Directors’ fees	213,021
Shareholder reports	175,502
Legal fees	119,633
Custody fees	117,773
Audit and tax	87,853
Stock exchange listing fees	57,462
Transfer agent fees	27,645
Insurance	17,088
Miscellaneous expenses	14,867
Total Expenses	25,919,211
Less: Fees paid indirectly (Note 1)	(2,157)
Net Expenses	25,917,054
NET INVESTMENT INCOME	81,428,570
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss from:
Investment transactions	(24,458,333)
Futures contracts	(177,648)
Foreign currency transactions	(30,803)
Net Realized Loss	(24,666,784)
Change in Net Unrealized Appreciation/Depreciation from:
Investments	(107,199,093)
Foreign currencies	369,893
Change in Net Unrealized Appreciation/Depreciation	(106,829,200)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(131,495,984)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (50,067,414)

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED APRIL 30, 2008	2008	2007
OPERATIONS:
Net investment income	$ 81,428,570	$ 69,783,200
Net realized gain (loss)	(24,666,784)	25,847,494
Change in net unrealized appreciation/depreciation	(106,829,200)	22,252,936
Increase from payment by affiliate	—	21,963
Increase (Decrease) in Net Assets from Operations	(50,067,414)	117,905,593
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(75,674,418)	(68,689,087)
Decrease in Net Assets from Distributions to Shareholders	(75,674,418)	(68,689,087)
INCREASE (DECREASE) IN NET ASSETS	(125,741,832)	49,216,506
NET ASSETS:
Beginning of year	960,554,506	911,338,000
End of year*	$ 834,812,674	$ 960,554,506
* Includes undistributed net investment income of:	$13,745,015	$5,416,350

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	29

Statement of cash flows

For the Year Ended April 30, 2008

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$ 93,929,276
Operating expenses paid	(10,589,931)
Net purchases of short-term investments	17,438,386
Realized loss on foreign currency transactions	(30,803)
Realized loss on futures contracts	(177,648)
Net change in unrealized appreciation on foreign currencies	369,893
Purchases of long-term investments	(727,706,997)
Proceeds from disposition of long-term investments	570,630,666
Change in payable for open forward currency contracts	12,821
Interest paid	(15,582,043)
Net Cash Provided by Operating Activities	(71,706,380)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(75,674,418)
Proceeds from loan	125,000,000
Proceeds from reverse repurchase agreements	24,261,899
Net Cash Flows Used by Financing Activities	73,587,481
NET INCREASE IN CASH	1,881,101
Cash, beginning of year	1,052,724
Cash, end of year	$ 2,933,825
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets from Operations	$ (50,067,414)
Accretion of discount on investments	(8,682,200)
Amortization of premium on investments	1,584,065
Decrease in investments, at value	5,560,276
Increase in payable for securities purchased	5,346,430
Increase in interest and dividends receivable	(6,318,213)
Increase in receivable for securities sold	(18,887,225)
Increase in payable for open forward currency contracts	12,821
Increase in prepaid expenses	(2,860)
Decrease in interest payable	(333,751)
Increase in accrued expenses	81,691
Total Adjustments	(21,638,966)
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ (71,706,380)

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:

	2008[1]	2007[1]	2006	2005[1]	2004
NET ASSET VALUE, BEGINNING OF YEAR	$12.38	$11.74	$11.10	$11.03	$10.42
INCOME (LOSS) FROM OPERATIONS:
Net investment income	1.05	0.90	0.92	1.02	1.12
Net realized and unrealized gain (loss)	(1.69)	0.63	0.63	0.27	0.85
Total income (loss) from operations	(0.64)	1.53	1.55	1.29	1.97
LESS DISTRIBUTIONS FROM:
Net investment income	(0.98)	(0.89)	(0.91)	(1.22)	(1.38)
Total distributions	(0.98)	(0.89)	(0.91)	(1.22)	(1.38)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	—	0.02
NET ASSET VALUE, END OF YEAR	$10.76	$12.38	$11.74	$11.10	$11.03
MARKET PRICE, END OF YEAR	$ 9.90	$11.61	$10.04	$11.14	$11.75
Total return, based on NAV[2,3]	(5.19)%	13.58%[4]	14.43%	12.13%	19.99%
Total return, based on Market Price[3]	(6.15)%	25.58%	(1.58)%	5.39%	13.51%
NET ASSETS, END OF YEAR (000s)	$834,813	$960,555	$911,338	$861,635	$839,022
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.94%	1.96%	2.31%	2.69%	2.17%
Gross expenses, excluding interest expense	1.21	1.01	1.21	1.67	1.57
Net expenses	2.94 [5]	1.96	2.30 [6]	2.69	2.17
Net expenses, excluding interest expense	1.21 [5]	1.01	1.20 [6]	1.67	1.57
Net investment income	9.25	7.55	7.94	8.99	10.18
PORTFOLIO TURNOVER RATE	52%	90%	55%	54%	50%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$250,000	$125,000	$125,000	$300,000	$300,000
Asset Coverage for Loan Outstanding	434%	868%	829%	387%	380%
Weighted Average Loan (000s)	$213,320	$125,000	$203,630	$300,000	$300,000
Weighted Average Interest Rate on Loans	5.00%	5.56%	4.21%	2.44%	1.64%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

5  There was no impact to the expense ratio as a result of fees paid indirectly.

6  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2008 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

32	Western Asset High Income Fund II Inc. 2008 Annual Report

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but no necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset High Income Fund II Inc. 2008 Annual Report	33

Notes to financial statements continued

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

34	Western Asset High Income Fund II Inc. 2008 Annual Report

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset High Income Fund II Inc. 2008 Annual Report	35

Notes to financial statements continued

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net
	Investment	Realized
	Income	Loss
(a)	$2,574,513	$(2,574,513)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.          Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

36	Western Asset High Income Fund II Inc. 2008 Annual Report

3.          Investments

During the year ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$723,338,722	$10,752,173
Sales	581,927,697	8,671,541

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 30,004,227
Gross unrealized depreciation	(111,860,794)
Net unrealized appreciation	$ (81,856,567)

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2008 were as follows:

AVERAGE	WEIGHTED	MAXIMUM
DAILY	AVERAGE	AMOUNT
BALANCE*	INTEREST RATE*	OUTSTANDING
$94,215,684	4.592%	$122,354,452

*    Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.600% to 5.850% during the year ended April 30, 2008. Interest expense incurred on reverse repurchase agreements totaled $4,398,051.

At April 30, 2008, the Fund had the following open reverse repurchase agreements:

FACE
AMOUNT	SECURITY	VALUE
$ 4,805,010	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.850% to be repurchased at an amount and date to be determined, collateralized by: $5,260,000 ATF Capital BV, 9.250% due 2/21/14; Market value (including accrued interest) — $5,432,467.	$4,805,010

4,229,502	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.750% to be repurchased at an amount and date to be determined, collateralized by: $4,740,000 Axtel Sab de CV, 7.625% due 2/1/17; Market value (including accrued interest) — $4,900,463.	4,229,502

1,895,200	Reverse Repurchase Agreement with Credit Suisse, dated 3/20/08 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) — $2,242,636.	1,895,200

Western Asset High Income Fund II Inc. 2008 Annual Report	37

Notes to financial statements continued

FACE
AMOUNT	SECURITY	VALUE
$ 2,776,320	Reverse Repurchase Agreement with JPMorgan Chase &Co., dated 3/24/08 bearing 2.900% to be repurchased at an amount and date to be determined, collateralized by: $2,880,000 EEB International Ltd., 8.750% due 10/31/14; Market value (including accrued interest) — $3,193,189.	$2,776,320

2,190,353	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.900% to be repurchased at an amount and date to be determined, collateralized by: $2,302,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) — $2,380,581.	2,190,353

1,419,540	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.800% to be repurchased at an amount and date to be determined, collateralized by: $1,770,000 Gaz Cap SA Luxembourg, 6.510% due 3/7/22; Market value (including accrued interest) — $1,641,196.	1,419,540

1,791,028	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.750% to be repurchased at an amount and date to be determined, collateralized by: $2,419,000 Globo Communicacoes Part, 7.250% due 4/26/22; Market value (including accrued interest) — $2,457,681.	1,791,028

3,710,087	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $4,490,000 HSBK Europe BV, 7.250% due 5/3/17; Market value (including accrued interest) — $4,112,174.	3,710,087

1,036,055	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.900% to be repurchased at an amount and date to be determined, collateralized by: $1,174,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) — $1,086,416.	1,036,055

1,160,640	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.850% to be repurchased at an amount and date to be determined, collateralized by: $1,240,000 Odebrecht Finance Ltd., 7.500% due 10/18/17; Market value (including accrued interest) — $1,258,803.	1,160,640

1,402,064	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $1,285,000 Republic of Panama, 9.625% due 2/8/11; Market value (including accrued interest) — $1,486,677.	1,402,064

366,800	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $350,000 Republic of Panama, 7.250% due 3/15/15; Market value (including accrued interest) — $391,741.	366,800

3,864,028	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $4,130,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) — $4,383,666.	3,864,028

38	Western Asset High Income Fund II Inc. 2008 Annual Report

FACE AMOUNT	SECURITY	VALUE
$1,578,800	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.600% to be repurchased at an amount and date to be determined, collateralized by: $1,698,000 Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) — $1,819,787.	$1,578,800

1,952,249	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.600% to be repurchased at an amount and date to be determined, collateralized by: $2,101,000 Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) — $2,251,691.	1,952,249

3,216,150	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $3,500,000 Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) — $3,751,033.	3,216,150

1,548,640	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.750% to be repurchased at an amount and date to be determined, collateralized by: $1,654,000 RSHB Capital SA, 7.175% due 5/16/13; Market value (including accrued interest) — $1,751,864.	1,548,640

900,970	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.950% to be repurchased at an amount and date to be determined, collateralized by: $1,055,000 RSHB Capital SA, 6.299% due 5/15/17; Market value (including accrued interest) — $1,015,778.	900,970

1,051,965	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.650% to be repurchased at an amount and date to be determined, collateralized by: $1,026,307 Republic Oriental Del Uruguay, 7.625% due 3/21/36; Market value (including accrued interest) — $1,095,321.	1,051,965

6,265,350	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $7,020,000 Kansas City Southern de Mexico, 9.375% due 5/1/12; Market value (including accrued interest) — $7,682,513.	6,265,350

1,176,400	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.900% to be repurchased at an amount and date to be determined, collateralized by: $1,360,000 TNK-BP Finance SA, 7.500% due 7/18/16; Market value (including accrued interest) — $1,350,043.	1,176,400

10,992,177	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.750% to be repurchased at $10,752,891 on 6/2/08, collateralized by: $13,410,000 True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) — $12,541,556.	10,992,177

2,030,265	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.750% to be repurchased at an amount and date to be determined, collateralized by: $2,785,000 Turanalem Finance BV Global, 8.250% due 1/22/37; Market value (including accrued interest) — $2,339,859.	2,030,265

Western Asset High Income Fund II Inc. 2008 Annual Report	39

Notes to financial statements continued

FACE AMOUNT	SECURITY	VALUE
$1,600,468	Reverse Repurchase Agreement with Credit Suisse, dated 3/11/08 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $1,175,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $1,846,477.	$1,600,468

499,800	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.900% to be repurchased at an amount and date to be determined, collateralized by: $490,000 Republic of Turkey, 7.000% due 6/5/20; Market value (including accrued interest) — $507,373.	499,800

6,337,747	Reverse Repurchase Agreement with Credit Suisse, dated 3/20/08 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $7,954,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) — $7,439,730.	6,337,747

629,640	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.600% to be repurchased at an amount and date to be determined, collateralized by: $594,000 Republic of Turkey, 7.000% due 9/26/16; Market value (including accrued interest) — $614,031.	629,640

1,654,024	Reverse Repurchase Agreement with Credit Suisse, dated 4/24/08 bearing 2.600% to be repurchased at an amount and date to be determined, collateralized by: $1,880,000 United Mexican States, 6.050% due 1/11/40; Market value (including accrued interest) — $1,914,684.	1,654,024

1,297,482	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.750% to be repurchased at an amount and date to be determined, collateralized by: $1,284,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) — $1,537,331.	1,297,482

3,224,106	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/28/08 bearing 2.800% to be repurchased at an amount and date to be determined, collateralized by: $3,478,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) — $3,635,197.	3,224,106

1,008,140	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.500% to be repurchased at an amount and date to be determined, collateralized by: $1,164,000 Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) — $1,086,098.	1,008,140

477,636	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $665,000 Republic of Argentina, 7.000% due 9/12/13; Market value (including accrued interest) — $526,484.	477,636

2,248,711	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $2,360,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) — $2,522,460.	2,248,711

40	Western Asset High Income Fund II Inc. 2008 Annual Report

FACE AMOUNT	SECURITY	VALUE
$3,791,678	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08, bearing 2.950% to be repurchased at an amount and date to be determined, collateralized by: $4,246,000 Petrozuata Finance Inc., 8.220% due 4/1/17; Market value (including accrued interest) — $4,367,446.	$3,791,678

336,330	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.900% to be repurchased at an amount and date to be determined, collateralized by: $370,000 Axtel Sab de CV, 7.625% due 2/1/17; Market value (including accrued interest) — $383,451.	336,330

5,918,509	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $8,258,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) — $6,618,934.	5,918,509

868,023	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.750% to be repurchased at an amount and date to be determined, collateralized by: $1,170,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) — $1,082,743.	868,023

1,830,150	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.850% to be repurchased at an amount and date to be determined, collateralized by: $2,100,000 Republic of Ecuador, 10.000% due 8/15/30; Market value (including accrued interest) — $2,277,721.	1,830,150

2,034,630	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/08 bearing 2.750% to be repurchased at an amount and date to be determined, collateralized by: $2,220,000 UBS Luxembourg SA, 8.250% due 5/23/16; Market value (including accrued interest) — $2,261,544.	2,034,630

787,366	Reverse Repurchase Agreement with Credit Suisse, dated 3/24/08 bearing 2.800% to be repurchased at an amount and date to be determined, collateralized by: $1,059,000 Turanalem Finance BV Global, 8.250% due 1/22/37; Market value (including accrued interest) — $888,411.	787,366

1,468,880	Reverse Repurchase Agreement with Credit Suisse, dated 3/27/08 bearing 3.500% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 Lukoil International Finance BV, 6.356% due 6/7/17; Market value (including accrued interest) — $1,645,360.	1,468,880
	Total Reverse Repurchase Agreements (Proceeds — $97,372,913)	$97,372,913

At April 30, 2008, the Portfolio had open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Indian Rupee	$19,552,500	$480,894	6/16/08	$(1,765)
Indian Rupee	19,567,200	481,255	6/16/08	(2,184)
Indian Rupee	58,622,700	1,441,825	6/16/08	(8,872)
Net unrealized loss on open forward foreign currency contracts				$(12,821)

Western Asset High Income Fund II Inc. 2008 Annual Report	41

Notes to financial statements continued

4. Loan

At April 30, 2008, the Fund had a $325,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. Also, as of April 30, 2008, the Fund had a $250,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended April 30, 2008, the Fund paid $344,125 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the year ended April 30, 2008, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average loan balance was $213,319,672 and the weighted average interest rate was 5.026%. Total interest expense on the loan for the period was $10,850,241.

5. Distributions subsequent to April 30, 2008

On February 15, 2008, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.0775 per share payable on May 30, 2008 to shareholders of record on May 23, 2008.

In addition, on May 27, 2008, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.0950 per share for the following payable dates on June 27, July 25 and August 29, 2008 to shareholders of record on June 20, July 18 and August 22, 2008, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$75,674,418	$68,689,087

42	Western Asset High Income Fund II Inc. 2008 Annual Report

As of April 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$14,502,756
Capital loss carryforward*	(115,740,682)
Other book/tax temporary differences(a)	(23,982,823)
Unrealized appreciation/(depreciation)(b)	(81,478,267)
Total accumulated earnings / (losses) — net	$(206,699,016)

*  As of April 30, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2010	$(35,792,543)
4/30/2011	(77,131,183)
4/30/2016	(2,816,956)
$(115,740,682)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its July 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset High Income Fund II Inc. 2008 Annual Report	43

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended April 30, 2005 were audited by other independent registered public accountants whose report thereon, dated June 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2008

44	Western Asset High Income II Inc. 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with Western Asset, the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Western Asset High Income Fund II Inc.	45

Board approval of management and subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all debt-leveraged closed-end high current yield funds, as classified by Lipper, regardless of asset size or primary

46	Western Asset High Income Fund II Inc.

distribution channel. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2007 ranked in the third quintile of the Performance Universe and that the Fund’s performance for the 3- and 5-year periods ended June 30, 2007 in each case ranked in the first quintile for the period. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and six other debt-leveraged closed-end high current yield funds, as classified by Lipper. The seven Expense Group funds had assets ranging from $186.2 million to the Fund’s $924.3 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that, on the basis of common assets only, the Fund’s contractual Management Fee ranked fifth among the seven funds in the Expense Group; the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager and managers of the other funds in the Expense Group) ranked second among the funds in the Expense Group; and the Fund’s actual total expenses ranked first among the funds in the Expense Group. The Lipper Expense Information showed that, on the basis of both common and leveraged assets, the Fund’s contractual Management Fee ranked fifth among the seven funds in the Expense Group; the Fund’s actual Management Fee ranked fifth

Western Asset High Income Fund II Inc.	47

Board approval of management and subadvisory agreements (unaudited) continued

among the funds in the Expense Group; and the Fund’s actual total expenses ranked first among the funds in the Expense Group.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had decreased slightly over the period covered by the analysis. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board did not consider profitability to the Manager in providing services to the Fund to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of the nature, scope and quality of such services, but determined that continued monitoring of profitability would be merited at its current level.

48	Western Asset High Income Fund II Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

*  *  *  *  *  *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Fund II Inc.	49

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN
c/o Chairman of the Fund, 620 Eighth Avenue New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past 5 years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	25
Other board memberships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, 620 Eighth Avenue New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past 5 years	Formerly Associate General Counsel, Pfizer Inc.
Number of portfolios in fund complex overseen by director (including the Fund)	25
Other board memberships held by Director	None

50	Western Asset High Income Fund II Inc.

PAOLO M. CUCCHI
Drew University 108 Brothers College Madison, NJ 07940

Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	Vice President and Dean of College of Liberal Arts at Drew University
Number of portfolios in fund complex overseen by director (including the Fund)	25
Other board memberships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, 620 Eighth Avenue New York, NY 10018

Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past 5 years	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

WILLIAM R. HUTCHINSON
535 N. Michigan Avenue Suite 1012 Chicago, IL 60611

Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.
Number of portfolios in fund complex overseen by director (including the Fund)	25
Other board memberships held by Director	Director of Associated Banc-Corp.

Western Asset High Income Fund II Inc.	51

Additional information (unaudited) continued

Information about Directors and Officers

RIORDAN ROETT
The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past 5 years	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University
Number of portfolios in fund complex overseen by director (including the Fund)	24
Other board memberships held by Director	None

JESWALD W. SALACUSE
c/o Chairman of the Fund, 620 Eighth Avenue New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors

52	Western Asset High Income Fund II Inc.

INTERESTED DIRECTORS:

R. JAY GERKEN, CFA3
Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138
Other board memberships held by Director	None

OFFICERS:

KAPREL OZSOLAK
Legg Mason 55 Water Street New York, NY 10041

Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	N/A
Other board memberships held by Director	N/A

Western Asset High Income Fund II Inc.	53

Additional information (unaudited) continued

Information about Directors and Officers

TED P. BECKER
Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly Managing Director of Compliance at CAM or its predecessors (from 2002 to 2005).

Number of portfolios in fund complex overseen by director (including the Fund)	N/A
Other board memberships held by Director	N/A

ROBERT I. FRENKEL
Legg Mason 300 First Stamford Place Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	N/A
Other board memberships held by Director	N/A

THOMAS C. MANDIA
Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

54	Western Asset High Income Fund II Inc.

STEVEN FRANK
Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2005
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ
Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund II Inc.	55

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

56	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and

Western Asset High Income Fund II Inc.	57

Dividend reinvestment plan (unaudited) continued

will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the

58	Western Asset High Income Fund II Inc.

date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the

Western Asset High Income Fund II Inc.	59

Dividend reinvestment plan (unaudited) continued

purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

60	Western Asset High Income Fund II Inc.

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Western Asset High Income Fund II Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
225 Franklin Street
Officers	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Steve Frank
Controller	New York Stock Exchange Symbol
HIX
Albert Laskaj
Controller

Western Asset High Income Fund II Inc.
55 Water Street
New York, New York 10041

Western Asset High Income Fund II Inc.

WESTERN ASSET HIGH INCOME FUND II INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04049 6/08 SR08-594

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2007 and April 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2007 and $56,500 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,000 in 2007 and $13,500 in 2008. These services consisted of procedures performed in connection with the agreed upon procedures performed in connection with calculations pursuant to the Funds Revolving Credit and Security Agreement dated May 21, 2004 with CXC Inc., Citicorp North America, Inc. and other secondary lenders as of January 31, 2006, February 28, 2006, April 30, 2006 and December 21, 2006 for Western Asset High Income Fund II Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2007 and $0 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Fund II Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2008.

(h) Yes. Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 PROXY VOTING – LMPFA & Western

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Jeffrey Van Schaick Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	116 registered investment companies with $123.5 billion in total assets under management	262 Other pooled investment vehicles with $220.5 billion in assets under management	1,035 Other accounts with $289.3 billion in total assets under management*

Stephen A. Walsh ‡	116 registered investment companies with $123.5 billion in total assets under management	262 Other pooled investment vehicles with $220.5 billion in assets under management	1,035 Other accounts with $289.3 billion in total assets under management*

Keith J. Gardner ‡	7 registered investment companies with $1.2 billion in total assets under management	7 Other pooled investment vehicles with $1.3 billion in assets under management	0 Other accounts with $0 in total assets under management

Jeffrey Van Schaick ‡	4 registered investment companies with $1.2 billion in total assets under management	4 Other pooled investment vehicles with $0.5 billion in assets under management	20 Other accounts with $4.4 billion in total assets under management**

Detlev Schlichter ‡	2 registered investment Companies with $234 million in total assets Under management	29 Other pooled investment vehicles with $4.5 billion in assets under management	69 Other accounts with $26.2 billion in total assets under management***

Michael Buchanan ‡	18 registered investment Companies with $8.1 billion in total assets Under management	9 Other pooled investment vehicles with $5.7 billion in assets under management	18 Other accounts with $1.9 billion in total assets under management

*	Includes 90 accounts managed, totaling $28.5 billion, for which advisory fee is performance based.
**	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
***	Includes 19 accounts managed, totaling $7.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 30, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Michael Buchanan	A
Keith J. Gardner	A
Jeffrey Van Schaick	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 7, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset High Income Fund II Inc.

Date:	July 7, 2008